Bringing the Transformative Power of Synthetic Biology to Medicine Q4 Financial Results & Business Update 25 March 2021 Exhibit 99.2

Forward Looking Statements This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, the approach we are taking to discover and develop novel therapeutics using synthetic biology; statements regarding the potential of our platform to develop therapeutics to address a wide range of diseases, including: metabolic diseases, inflammatory and immune disorders, and cancer; the future clinical development of Synthetic Biotic medicines; the potential of our technology to treat phenylketonuria and cancer; the expected timing of our anticipated clinical trial initiations and availability of clinical data; the benefit of orphan drug and fast track status; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials; the results of our collaborations; and the difficulty in predicting the time and cost of development of our product candidates. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the uncertainties inherent in the preclinical development process; our ability to protect our intellectual property rights; and legislative, regulatory, political and economic developments, as well as those risks identified under the heading “Risk Factors” in our filings with the SEC. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in our quarterly report on Form 10-Q filed with the SEC on November 5, 2020, and in any subsequent filings we make with the SEC. The forward-looking statements contained in this presentation reflect our current views with respect to future events. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our view as of any date subsequent to the date hereof.

© 2020 SYNLOGIC. QU©AR2T0E1R9LYSYRNELSOUGLTICS.. AALLLL RRIIGGHHTTSS RREESSEERRVVEEDD.. || 33 Opening Remarks Dr. Aoife Brennan MB CHB President & CEO

Recent highlights: Execution across the portfolio

Metabolic programs: Two PoC opportunities

SYNB1618 in Phenylketonuria (PKU)

Proof of mechanism demonstrated in Phase 1 with healthy volunteers

Phase 2 SynPheny patient data expected mid-year

SYNB8802 in Enteric Hyperoxaluria

Proof of mechanism demonstrated in Phase 1A with Dietary Hyperoxaluria induced in healthy volunteers

Phase 1B patient data expected mid-year

Immunomodulation

SYNB1891 in Solid Tumors

Monotherapy demonstrated target engagement, meaningful pharmaco-dynamic effects, good safety

Combination with anti-PD1 and continued dose escalation ongoing

2021 data with potential to demonstrate clinical benefit of the Synthetic Biotic medicine platform synlogic
© 2021 SYNLOGIC. QUARTERLY CALL. ALL RIGHTS RESERVED.
| 4

Exploratory Preclinical IND-Enabling Studies Phase 1 Phase 2 Phenylketonuria (PKU) SYNB1618 Vaccines & Other Inflammatory Immuno-Oncology (IO) Solid Tumors SYNB1891 Inflammatory Bowel Disease Enteric Hyperoxaluria SYNB8802 SYNB1618 Undisclosed Metabolic Program #1 Undisclosed Metabolic Program #2 PoC H2 ‘21 PoC H2 ‘21 Combo study late ‘21 Robust pipelines with meaningful catalysts Metabolic pipeline Metabolite consumption in the GI tract Immunology pipeline SYNB1934

© 2020 SYNLOGIC. QUARTERLY RESULTS. ALL RIGHTS RESERVED. | 9 Progress in Metabolic Programs  Dr. Richard Riese, MD, PhD Chief Medical Officer

Enteric Hyperoxaluria (HOX) Enteric Hyperoxaluria results in significant, irreversible, and progressive kidney damage SYNB8802 offers potential for best-in-class urinary oxalate lowering SYNB8802 proof of concept study on track for 2021 data read out

Ph1 design provides POC opportunity in 2021

Phase 1A	Phase 1B
Dietary Hyperoxaluria (Healthy Volunteers)	**Enteric Hyperoxaluria Patients**

Multiple Ascending Dose

High oxalate & low calcium diet run-in

Induce dietary hyperoxaluria

N = 45 subjects

Endpoints

Primary: Safety & tolerability

Secondary: Microbial kinetics of strain

Exploratory: (1) Plasma and urine biomarkers
(2) Dose frequency assessment

Cross-over

Enteric Hyperoxaluria patients (Roux-en-Y population)

Three times/day (TID) dosing

N = 20 patients, baseline UOx >70 mg/day

Endpoints:

Primary: Change in Urinary Oxalate

Secondary: (1) Microbial kinetics of strain
(2) Safety and tolerability

Dietary hyperoxaluria model is translationally relevant to patient population synlogic

© 2021 SYNLOGIC. QUARTERLY CALL. ALL RIGHTS RESERVED. | 8

High oxalate diet successfully elevated UOx levels in HV Historically Uox in HV is <40 mg/24h. Examples: Langman 2018, (27 mg), Quintero 2020, (19.8mg), Captozyme 2018 (28 mg). Mean +/- SD shown. American diet contains approx. 200-250 mg oxalate/day HV subjects were given a high oxalate, low calcium diet (HOLC) during the diet run-in and treatment phases of the study Urinary oxalate levels elevated to >1.5X typically observed in healthy volunteers Dietary intake carefully measured on in-patient unit, including weighing of meals consumed Baseline Urinary Oxalate after HOLC diet Typical observed HV UOx

Dose-responsive and reproducible Uox lowering demonstrated Efficacy Analysis (% Change from Baseline in 24h UOx over Pbo) 600mg Daily Oxalate 400mg Daily Oxalate Lower is better Lower is better LS mean change over Placebo, +/- 90% CI, all days baseline and treated

SYNB8802 3e11 live cells dose advancing to Ph1B in patients LS mean change over Placebo, +/- 90% std error of measurement, all days; and 24hr UOx after 5 days of dosing, +/- 90% std error of measurement. 600mg daily oxalate. Change in UOx UOx Levels Urinary oxalate lowering demonstrated at a well tolerated dose Upper limit of normal

Opportunity for multiple clinically relevant outcomes in Phase1B Potential to demonstrate meaningful urinary oxalate lowering in patients with active disease Learning opportunities in Phase 1 SYNB8802 has established urinary oxalate lowering in dietary hyperoxaluria (HV) model Potential for urinary oxalate lowering in Enteric Hyperoxaluria population (Roux-en-Y) Degree of colonic activity of SYNB8802 and potential for less frequent dosing

SYNB8802 Summary: 3e11 live cells moving into patients SYNB8802 was generally well tolerated in healthy volunteers. No serious or systemic adverse events. Most frequent AEs mild or moderate, transient, and GI-related Dose responsive changes in urinary oxalate levels were observed with a significant reduction in urinary oxalate relative to placebo across three dose levels Baseline urinary oxalate reduction of 28.6% compared to placebo Mean 24-hour urinary oxalate level of 40.1 mg for subjects, compared to 58.1 mg for placebo, at the end of dosing 3e11 live cells dose will advance to patient studies

Phenylketonuria (PKU) Current and emerging treatment options leave many patients behind SYNB1618 demonstrates potential to lower Phe in PKU patients Phase 2 Phe-lowering trial initiated

SynPheny POC Study in PKU Study powered for 20% reduction in labelled plasma Phe, providing clinically meaningful endpoint for patients without other treatment options Reduction in labelled plasma Phe after a meal challenge, not influenced by diet Reduction in fasting plasma Phe (on treatment relative to baseline, holding diet steady) Consistency in response: Responder population or consistent response across subjects Learning opportunities in SynPheny

Balance Sheet (unaudited) 31 Dec 2020 31 Dec 2019 Cash, Cash Equivalents, and Marketable Securities $100.4 M $127.1M Statement of Operations (unaudited) 31 Dec 2020 31 Dec 2019 31 Dec 2020 31 Dec 2019 R&D Expenses $11.4 M $11.3 M $47.5 M $41.9 M G&A Expenses $3.3 M $3.5 M $13.5 M $14.7 M Net Loss $(14.6 M) $(12.8 M) $(59.2 M) $(51.4 M) Net loss per share – basic and diluted* $(0.39) $(0.37) $(1.65) $(1.70) Weighted Average Shares Outstanding* 37.8 M 34.2 M 35.8 M 30.3 M Three Months Ended * weighted average shares used in computing net loss per shares - basic and diluted 4th Quarter and Year End 2020 Summary Results For the Year Ended

© 2020 SYNLOGIC. QU©AR2TE1R9LYSYRNELSOUGLTICS.. AALLLL RRIIGGHHTTSS RREESSEERRVVEEDD.. || 1414 Concluding Remarks Dr. Aoife Brennan MD CHB President & CEO

Available For Questions Dave Hava, PhD Chief Scientific Officer Caroline Kurtz, PhD Chief Development Officer Daniel Rosan Head of Finance & Investor Relations Aoife Brennan, MB ChB President & CEO Richard Riese, MD PhD Chief Medical Officer Antoine Awad Chief Operating Officer Gregg Beloff, JD MBA Interim CFO